UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/27/2011

MVB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50567

WV	200034461
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

301 Virginia Avenue, Fairmont, WV 26554-2777
(Address of principal executive offices, including zip code)

304-363-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 21, 2011, the Board of Directors of MVB Financial Corporation ("MVB") expanded the number of directors to eighteen and elected Roger J. Turner as a director to fill the vacancy for a two year term, subject to the approval of the shareholders of MVB at the next annual meeting. Mr. Turner serves on MVB's Management Loan Committee and is a member of the Senior Management Team of MVB and MVB's subsidiary bank, MVB Bank, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVB FINANCIAL CORP

Date: June 27, 2011	By:	/s/ Eric L. Tichenor
Eric L. Tichenor
Senior Vice President & CFO